UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 20, 2006

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On October 20, 2006, Emdeon Corporation and WebMD Health Corp., Emdeon’s 85.6% owned subsidiary, issued a joint press release regarding the expected timing for providing the companies’ 2007 financial guidance and other matters. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall that exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events
     On October 20, 2006, we issued a press release announcing that we have commenced a tender offer (the “Tender Offer”) to purchase up to 100,000,000 shares of our common stock at a price per share of $12.25. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated by reference herein.
     We filed a Schedule TO with respect to the Tender Offer with the Securities and Exchange Commission on October 20, 2006. A copy of an Offer to Purchase with respect to the Tender Offer was attached as Exhibit (a)(1)(A) to the Schedule TO and, pursuant to General Instruction B.3 of Form 8-K, is incorporated herein by this reference. The Offer to Purchase contains a description of the terms and conditions of the Tender Offer and related information, including certain summary pro forma financial information included in Section 10. The summary pro forma financial information gives effect to:
•	the recently completed sale of our Emdeon Practice Services segment to Sage Software for $565 million in cash (less $35 million of a security escrow), and the treatment of that segment as a discontinued operation;

•	the previously announced sale of a 52% interest in our Emdeon Business Services segment (excluding the ViPS business unit) to an investment vehicle formed for purposes of the acquisition by General Atlantic LLC, including the treatment of our remaining 48% ownership as an equity method investment; and

•	the repurchase of 100 million shares of our common stock and the use of approximately $1.225 billion of cash in connection with the Tender Offer.

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

The following exhibits are furnished or filed herewith:
99.1	Press Release, dated October 20, 2006, issued by the Registrant and WebMD Health Corp. regarding the expected timing for providing the companies’ 2007 financial guidance and other matters

99.2	Press Release, dated October 20, 2006, announcing that the Registrant has commenced a tender offer for 100,000,000 shares of its common stock

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: October 20, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated October 20, 2006, issued by the Registrant and WebMD Health Corp. regarding the expected timing for providing the companies’ 2007 financial guidance and other matters

99.2	Press Release, dated October 20, 2006, announcing that the Registrant has commenced a tender offer for 100,000,000 shares of its common stock